FINANCIAL (EXPENSES) INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2014
Other Income and Expenses [Abstract]
Schedule of Other Nonoperating Income (Expense) [Table Text Block]
	Year ended December 31,
	2014	2013
Financial income	$-	$-
Financial (expenses)	(8)	(4)
Exchange rate differences income (loss)	28	(33)
	$20	$(37)